Exhibit 10.2

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (as it may be amended from time to time in accordance with the terms hereof, the “Agreement”), dated as of November 7, 2019, is made by and among Venus Concept Inc. (formerly named Restoration Robotics, Inc. (“Restoration Robotics”)), a Delaware corporation (the “Company”), and the investors listed on Schedule I hereto (together with their Permitted Transferees that become party hereto, the “Investors”). Terms that are not defined herein, shall have the meaning set forth in the Stock Purchase Agreement (as defined below).

RECITALS

WHEREAS, Restoration Robotics, Venus Concept Ltd., a company organized under the laws of the State of Israel (“Venus Concept”) and Radiant Merger Sub Ltd., a direct wholly-owned subsidiary of Restoration Robotics (“Radiant Merger Sub”) entered into that certain Agreement and Plan of Merger and Reorganization, dated as of March 15, 2019, as amended from time to time (the “Merger Agreement”), pursuant to which Radiant Merger Sub merged with and into Venus Concept upon the Effective Time (as defined in the Merger Agreement) and Venus Concept continued as the surviving company (the “Merger”); and

WHEREAS, Restoration Robotics, Venus Concept and the Investors entered into that certain Securities Purchase Agreement dated as of November 3, 2019 (the “Securities Purchase Agreement”), pursuant to which Venus Concept issued to the Investors (i) an aggregate of 7,483,980 shares of its common stock, par value $0.0001 per share (the “Shares”) and (ii) warrants to purchase up to an aggregate of 3,741,990 shares of its common stock (the “Warrant Shares”) at an exercise price of $6.00 per share (the “Warrants”);

WHEREAS, pursuant to the terms of the Securities Purchase Agreement, the Company agreed to provide certain registration rights to the Investors.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

EFFECTIVENESS

Section 1.1    Effectiveness. This Agreement shall become effective on the Closing Date.

ARTICLE 2

DEFINITIONS

Section 2.1    Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the board of directors of the Company: (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement, from and after its effective date, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

“Affiliate” means, with respect to any specified Person, (a) any Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person or (b) in the event that the specified Person is a natural Person, a Member of the Immediate Family of such Person; provided that the Company and each of its subsidiaries shall be deemed not to be Affiliates of any Investor. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning set forth in the preamble.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

“Loss” shall have the meaning set forth in Section 3.4.1.

“Member of the Immediate Family” means, with respect to any Person who is an individual, (a) each parent, spouse (but not including a former spouse or a spouse from whom such Person is legally separated) or child (including those adopted) of such individual and (b) each trustee, solely in his or her capacity as trustee, for a trust naming only one or more of the Persons listed in sub-clause (a) as beneficiaries.

“Note Registration Rights Agreement” shall have the meaning set forth in Section 3.2.2.

“Permitted Transferee” means any Affiliate of any Investor.

“Person” means an individual, partnership, corporation, trust, joint venture, limited liability company, unincorporated organization, or any government, governmental department or agency or political subdivision thereof.

“Piggyback Investors” shall have the meaning set forth in Section 3.2.1.

“Piggyback Notice” shall have the meaning set forth in Section 3.2.1.

“Piggyback Registration” shall have the meaning set forth in Section 3.2.1.

“Prospectus” means (i) the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments and supplements, and all other material incorporated by reference in such prospectus, and (ii) any Issuer Free Writing Prospectus.

“Public Offering” means the offer and sale of Registrable Securities for cash pursuant to an effective Registration Statement under the Securities Act (other than a Registration Statement on Form S-4 or Form S-8 or any successor form).

“Registrable Securities” means (i) all shares of Shares, (ii) all Warrant Shares and (iii) all shares of common stock of the Company directly or indirectly issued or then issuable with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (w) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (x) such securities shall have been Transferred pursuant to Rule 144, (y) such holder is able to immediately sell such securities under Rule 144 without any restrictions on transfer (including without application of paragraphs (c), (d), (e), (f) and (h) of Rule 144, and for purposes of Section 3.2, Rule 144(e) shall be applied as if such holder is an Affiliate), as reasonably determined by the Investor, or (z) such securities shall have ceased to be outstanding.

“Registration” means registration under the Securities Act of the offer and sale to the public of any Registrable Securities under a Registration Statement. The terms “register”, “registered” and “registering” shall have correlative meanings.

“Registration Statement” means any registration statement (including the Shelf Registration Statement) of the Company filed with, or to be filed with, the SEC under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement other than a registration statement (and related Prospectus) filed on Form S-4 or Form S-8 or any successor form thereto.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“Rule 144” means Rule 144 under the Securities Act (or any successor rule).

“SEC” means the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“SEC Guidance” means (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Selling Stockholder Information” shall have the meaning set forth in Section 3.4.1.

“Shares” shall have the meaning set forth in the recitals.

“Shelf Period” shall have the meaning set forth in Section 3.1.3.

“Shelf Registration” shall have the meaning set forth in Section 3.1.1(a).

“Shelf Registration Statement” shall have the meaning set forth in Section 3.1.1(a).

“Shelf Suspension” shall have the meaning set forth in Section 3.1.3.

“Transfer” means, with respect to any Registrable Security, any interest therein, or any other securities or equity interests relating thereto, a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition thereof, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise. “Transferred” shall have a correlative meaning.

“Warrants” shall have the meaning set forth in the recitals.

“Warrant Shares” shall have the meaning set forth in the recitals.

Section 2.2    Other Interpretive Provisions. The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(a)    The words “hereof”, “herein”, “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection and section references are to this Agreement unless otherwise specified.

(b)    The term “including” is not limiting and means “including without limitation.”

(c)    The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

(d)    Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

ARTICLE 3

REGISTRATION RIGHTS

The Company will perform and comply, and cause each of its subsidiaries to perform and comply, with such of the following provisions as are applicable to it. Each Investor will perform and comply with such of the following provisions as are applicable to such Investor.

Section 3.1    Shelf Registration.

Section 3.1.1    Request for Shelf Registration. As soon as reasonably practicable, but in any event on or prior to 90th day following the Closing Date, the Company shall file with the SEC a shelf Registration Statement pursuant to Rule 415 under the Securities Act (“Shelf Registration Statement”) relating to the offer and sale of Registrable Securities held by the Investors and any other Investors from time to time in accordance with the methods of distribution elected by the Investors, and the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to become effective under the Securities Act as soon as reasonably practicable following its initial filing. Any such Registration pursuant to a Shelf Registration Request shall hereinafter be referred to as a “Shelf Registration.” The Shelf Registration Statement shall be on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities.

Section 3.1.2    Continued Effectiveness. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming part of the Shelf Registration Statement to be usable by an Investor until the earlier of: (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder); and (ii) the date as of which all Investors no longer hold Registrable Securities (such period of effectiveness, the “Shelf Period”).

Section 3.1.3    Suspension of Registration. If the continued use of such Shelf Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Investors, suspend use of the Shelf Registration Statement (a “Shelf Suspension”); provided, however, that the Company shall not be permitted to exercise a Shelf Suspension more than one time during any twelve (12)-month period for a period not to exceed ninety (90) consecutive days. In the case of a Shelf Suspension, the Investors agree to suspend use of the applicable Prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Investors in writing upon the termination of any Shelf Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Investors such numbers of copies of the Prospectus as so amended or supplemented as the Investors may reasonably request. The Company shall, if necessary, supplement or amend the Shelf Registration Statement, if required by the registration form used by the Company for the Shelf Registration Statement or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Investors of a majority of the Registrable Securities then outstanding.

Section 3.1.4    Limitation of Shelf Registration. Notwithstanding any other provision of this Agreement, if the SEC or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by an Investor as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

(a)    First, the Company shall reduce or eliminate any securities to be included by any Person other than the Investors;

(b)    Second, the Company shall reduce Registrable Securities represented by Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Investors on a pro rata basis based on the total number of unregistered Warrant Shares held by such Investors); and

(c)    Third, the Company shall reduce Registrable Securities represented by Shares (applied, in the case that some Shares may be registered, to the Investors on a pro rata basis based on the total number of unregistered Shares held by such Investors).

In the event of a cutback hereunder, the Company shall give the Investor at least two (2) Business Days prior written notice along with the calculations as to such Investor’s allotment. In the event the Company amends the initial Registration Statement filed pursuant to this Agreement in accordance with the foregoing, the Company will use its best efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on such initial Registration Statement, as amended.

Section 3.2    Piggyback Registration.

Section 3.2.1    Participation. If the Company at any time proposes to file a Registration Statement under the Securities Act or to conduct a Public Offering with respect to any offering of its equity securities for its own account or for the account of any other Persons (other than (i) a Registration under Section 3.1, (ii) a Registration on Form S-4 or Form S-8 or any successor form to such forms or (iii) a Registration of securities solely relating to an offering and sale to employees or directors of the Company or its subsidiaries pursuant to any employee stock plan or other employee benefit plan arrangement), then, as soon as practicable (but in no event less than ten (10) Business Days prior to the proposed date of filing of such Registration Statement or, in the case of a Public Offering under a Shelf Registration Statement, the anticipated pricing or trade date), the Company shall give written notice (a “Piggyback Notice”) of such proposed filing or Public Offering to the Investors directly or beneficially holding at least 3% of the Registrable Securities then outstanding (the “Piggyback Investors”), and such Piggyback Notice shall offer the Piggyback Investors the opportunity to register under such Registration Statement, or to sell in such Public Offering, such number of Registrable Securities as the Piggyback Investors may request in writing (a “Piggyback Registration”). Subject to Section 3.2.2, the Company shall include in such Registration Statement or in such Public Offering as applicable, all such Registrable Securities that are requested to be included therein within seven (7) Business Days after the receipt from the Piggyback Investor of any such notice; provided, however, that if at any time after giving written notice of its intention to register or sell any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, or the pricing or trade date of a Public Offering under a Shelf Registration Statement, the Company determines for any reason not to register or sell or to delay the Registration or sale of such securities, the Company shall give written notice of such determination to the Piggyback Investors and, thereupon, (i) in the case of a determination not to register or sell, shall be relieved of its obligation to register or sell any Registrable Securities in connection with such Registration or Public Offering (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay Registration or sale, shall be permitted to delay registering or selling any Registrable Securities, for the same period as the delay in registering or selling such other securities. The Piggyback Investors shall have the right to withdraw all or part of their request for inclusion of its Registrable Securities in a Piggyback Registration by giving written notice to the Company of its request to withdraw.

Section 3.2.2    Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed offering of Registrable Securities included in a Piggyback Registration informs the Company and the Piggyback Investors in writing that, in its or their opinion, the aggregate number of securities that the Piggyback Investors and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be (i) first, one hundred percent (100%) of the securities that the Company proposes to sell, and (ii) second, and only if all the securities referred to in clause (i) have been included, the aggregate number of the Piggyback Investors’ Registrable Securities and any Registrable Securities (as defined in the Registration Rights Agreement, dated November 7, 2019, by and among the Company and certain investors therein (the “Note Registration Rights Agreement”) as of the date hereof) held by the Investors (as defined in the Note Registration Rights Agreement as of the date hereof), who have sought to include such Registrable Securities in the proposed offering, on a pro rata basis based on such aggregate number of such securities, that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, and (iii) third, and only if all of the Registrable Securities referred to in clause (ii) have been included in such Registration, any other securities eligible for inclusion in such Registration.

Section 3.2.3    No Effect on Other Registrations. No Registration of Registrable Securities effected pursuant to a request under this Section 3.2 shall be deemed to have been effected pursuant to Section 3.1 or shall relieve the Company of its obligations under Section 3.1.

Section 3.3    Registration Procedures.

Section 3.3.1    Requirements. In connection with the Company’s obligations under Sections 3.1 – 3.2, the Company shall use its reasonable best efforts to effect such Registration and to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company shall:

(a)    prepare the required Registration Statement, including all exhibits and financial statements required under the Securities Act to be filed therewith and Prospectus, and, before filing a Registration Statement or Prospectus or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and to the Investors, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and the Investors and their respective counsel and (y) make such changes in such documents concerning an Investor prior to the filing thereof as such Investor, or its counsel, may reasonably request;

(b)    prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and supplements to the Prospectus as may be (x) reasonably requested by the Investors with Registrable Securities covered by such Registration Statement, (y) reasonably requested by any Investor (to the extent such request relates to information relating to such Investor), or (z) necessary to keep such Registration Statement effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(c)    notify the Investors and the managing underwriter or underwriters, if any, and (if requested) confirm such notice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (a) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or any amendment or supplement thereto has been filed, (b) of any written comments by the SEC, or any request by the SEC or other federal or state governmental authority for amendments or supplements to such Registration Statement or such Prospectus, or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the SEC relating to, or which may affect, the Registration, (c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (d) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct and (e) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(d)    promptly notify the Investors and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the Investors and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus, which shall correct such misstatement or omission or effect such compliance;

(e)    to the extent the Company is eligible under the relevant provisions of Rule 430B under the Securities Act, if the Company files any Shelf Registration Statement, the Company shall include in such Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner) in order to ensure that any Investor may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment;

(f)    use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final Prospectus;

(g)    promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment such information as the managing underwriter or underwriters, if any, and Investors of a majority of any Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(h)    furnish to the Investors and each underwriter, if any, without charge, as many conformed copies as the Investors or such underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(i)    deliver to the Investors and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto and such other documents as the Investors or such underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by the Investors or underwriter (it being understood that the Company shall consent to the use of such Prospectus or any amendment or supplement thereto by the Investors and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto);

(j)    on or prior to the date on which the applicable Registration Statement becomes effective, use its reasonable best efforts to register or qualify, and cooperate with the Investors, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the Registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction as the Investors holding a majority of the Registrable Securities included in any such Registration Statement, managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable at Investors’ expense to keep such Registration or qualification in effect for such period as required by Section 3.1, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(k)    cooperate with the Investors and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request prior to any sale of Registrable Securities to the underwriters;

(l)    use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(m)    make such representations and warranties to the Investors, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in public offerings similar to the offering then being undertaken;

(n)    enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the Investors or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

(o)    obtain for delivery to the Investors and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the most recent effective date of the Registration Statement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to the Investors or underwriters, as the case may be, and their respective counsel;

(p)    cooperate with each Investor selling Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(q)    use its reasonable best efforts to comply with all applicable securities laws and, if a Registration Statement was filed, make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(r)    provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement;

(s)    use its reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company’s equity securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s equity securities are then quoted;

(t)    take no direct or indirect action prohibited by Regulation M under the Exchange Act;

(u)    take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any Registration complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(v)    take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement.

Section 3.3.2    Company Information Requests. The Company may require the Investors to furnish to the Company such information regarding the distribution of such securities and such other information relating to the Investors and their ownership of Registrable Securities as the Company may from time to time reasonably request in writing and the Company may exclude from such Registration or sale the Registrable Securities of the Investors who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each Investor agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary for inclusion in the Shelf Registration Statement and otherwise to enable the Company to comply with the provisions of this Agreement.

Section 3.4    Indemnification.

Section 3.4.1    Indemnification by the Company. The Company shall indemnify and hold harmless, to the full extent permitted by law, the Investors, each shareholder, member, limited or general partner of any Investor, each shareholder, member, limited or general partner of each such shareholder, member, limited or general partner, each of their respective Affiliates, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses as incurred and any indemnity and contribution payments made to underwriters ) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities are registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including any report and other document filed under the Exchange Act, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading or (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report; provided, that the Investors shall not be entitled to indemnification pursuant to this Section 3.4.1 in respect of any untrue statement or omission contained in any information relating to any Investor furnished in writing by such Investor to the Company specifically for inclusion in a Registration Statement and used by the Company in conformity therewith (such information “Selling Stockholder Information”). This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investors or any indemnified party and shall survive the Transfer of such securities by any Investor and regardless of any indemnity agreed to in the underwriting agreement that is less favorable to the Investors. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above (with appropriate modification) with respect to the indemnification of the indemnified parties.

Section 3.4.2    Indemnification by the Investors. Each Investor shall (severally and not jointly) indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) from and against any Losses resulting from (i) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in such Investor’s Selling Stockholder Information. In no event shall the liability of any Investor hereunder be greater in amount than the dollar amount of the proceeds from the sale of its Registrable Securities in the offering giving rise to such indemnification obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by such Investor pursuant to Section 3.4.4 and any amounts paid by such Investor as a result of liabilities incurred under the underwriting agreement, if any, related to such sale.

Section 3.4.3    Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it forfeits substantive legal rights by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation without the prior written consent of such indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 3.4.3, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

Section 3.4.4    Contribution. If for any reason the indemnification provided for in Section 3.4.1 and Section 3.4.2 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein (other than as a result of exceptions or limitations on indemnification contained in Section 3.4.1 and Section 3.4.2), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 3.4.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 3.4.4. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 3.4.1 and 3.4.2 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3.4.4, in connection with any Registration Statement filed by the Company, no Investor shall not be required to contribute any amount in excess of the dollar amount of the proceeds from the sale of its Registrable Securities in the offering giving rise to such indemnification obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by such Investor pursuant to Section 3.4.2 and any amounts paid by such Investor as a result of liabilities incurred under the underwriting agreement, if any, related to such sale. If indemnification is available under this Section 3.4, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 3.4.1 and 3.4.2 hereof without regard to the provisions of this Section 3.4.4. The remedies provided for in this Section 3.4 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

Section 3.5    Rules 144 and 144A and Regulation S. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor, make publicly available such necessary information for so long as necessary to permit sales that would otherwise be permitted by this Agreement pursuant to Rule 144, Rule 144A or Regulation S under the Securities Act, as such rules may be amended from time to time or any similar rule or regulation hereafter adopted by the SEC), and it will take such further action as any Investor may reasonably request, all to the extent required from time to time to enable the Investors to sell Registrable Securities without Registration under the Securities Act in transactions that would otherwise be permitted by this Agreement and within the limitation of the exemptions provided by (i) Rule 144, Rule 144A or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Investor, the Company will deliver to the Investors a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

Section 3.6    Notification. As promptly as practicable, each Investor of Registrable Securities shall notify the Company when all of such Investor’s Registrable Securities have been sold.

Section 3.7    Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Company may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to each Investor, a Registration Statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided that such previously filed Registration Statement may be, and is, amended or, subject to applicable securities laws, supplemented to add the number of Registrable Securities, and, to the extent necessary, to identify the Investors as selling stockholders demanding the filing of a Registration Statement pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of other Registration Statements, by or at a specified time and the Company has, in lieu of then filing such Registration Statements or having such Registration Statements become effective, designated a previously filed or effective Registration Statement as the relevant Registration Statement for such purposes, in accordance with the preceding sentence, such references shall be construed to refer to such designated Registration Statement, as amended or supplemented in the manner contemplated by the immediately preceding sentence.

ARTICLE 4

MISCELLANEOUS

Section 4.1    Authority: Effect. Each party hereto represents and warrants to and agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association. The Company and its subsidiaries shall be jointly and severally liable for all obligations of each such party pursuant to this Agreement.

Section 4.2    Notices. Any notices, requests, demands and other communications required or permitted in this Agreement shall be effective if in writing and (i) delivered personally, (ii) sent by facsimile or e-mail, or (iii) sent by overnight courier, in each case, addressed as follows:

If to the Company to:

Venus Concept Inc.

235 Yorkland Blvd, Suite 900

Toronto, Ontario M2J 4Y8

Attention: Domenic DiSisto

Email: ddisisto@venusconcept.com

With a copy to (which shall not constitute notice):

Reed Smith LLP

599 Lexington Avenue

New York, NY 10022

Facsimile: (212) 521 5450

Attention: Mark Pedretti

Email: mpedretti@reedsmith.com

If to an Investor, to address, telephone, facsimile and email address set forth on the Schedule of Buyers attached to the Stock Purchase Agreement.

Notice to the holder of record of any Registrable Securities shall be deemed to be notice to the holder of such securities for all purposes hereof.

Unless otherwise specified herein, such notices or other communications shall be deemed effective (i) on the date received, if personally delivered, (ii) on the date received if delivered by facsimile or e-mail on a Business Day, or if not delivered on a Business Day, on the first Business Day thereafter and (iii) two (2) Business Days after being sent by overnight courier. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

Section 4.3    Registration Expenses. All reasonable and documented expenses, other than any underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3 herein, including all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company (“Registration Expenses”).

Section 4.4    Termination and Effect of Termination. This Agreement shall terminate upon the date on which the Investors no longer holds any Registrable Securities, except for the provisions of Sections 3.4, which shall survive any such termination. No termination under this Agreement shall relieve any Person of liability for breach or Registration Expenses incurred prior to termination. In the event this Agreement is terminated, each Person entitled to indemnification rights pursuant to Section 3.4 hereof shall retain such indemnification rights with respect to any matter that (i) may be an indemnified liability thereunder and (ii) occurred prior to such termination.

Section 4.5    Permitted Transferees. The rights of the Investors hereunder may be assigned (but only with all related obligations as set forth below) in connection with a Transfer of Registrable Securities to a Permitted Transferee of the Investor. Without prejudice to any other or similar conditions imposed hereunder with respect to any such Transfer, no assignment permitted under the terms of this Section 4.5 will be effective unless the Permitted Transferee to which the assignment is being made, if not an Investor, has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Permitted Transferee will be bound by, and will be a party to, this Agreement. A Permitted Transferee to whom rights are transferred pursuant to this Section 4.5 may not again transfer those rights to any other Permitted Transferee, other than as provided in this Section 4.5.

Section 4.6    Remedies. The parties to this Agreement shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies that may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including preliminary or temporary relief) as may be appropriate in the circumstances. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

Section 4.7    Amendments. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by the Company and the Investors holding a majority of the outstanding Registrable Securities. Each such amendment, modification, extension or termination shall be binding upon each party hereto.

Section 4.8    Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

Section 4.9    Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the state courts sitting in the State of Delaware for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this Agreement, the court in which such litigation is being heard shall be deemed to be included in clause (i) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 4.2 hereof is reasonably calculated to give actual notice.

Section 4.10    WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 4.10 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

Section 4.11    Merger; Binding Effect, Etc. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective heirs, representatives, successors and permitted assigns. Except as otherwise expressly provided herein, neither the Investors nor any other party hereto may assign any of its respective rights or delegate any of its respective obligations under this Agreement without the prior written consent of the other parties hereto, and any attempted assignment or delegation in violation of the foregoing shall be null and void.

Section 4.12    Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

Section 4.13    Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

Section 4.14    No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company and the Investors covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner or member of any Investor or of any Affiliate or assignee thereof, as such, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Investor or any current or future member of any Investor or any current or future director, officer, employee, partner or member of any Investor or of any Affiliate or assignee thereof, as such, for any obligation of any Investor under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the date first above written.

Company:

Venus Concept Inc.

By:	/s/ Domenic Serafino
Name:	Domenic Serafino
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned duly executed this Agreement as of the date first above written.

Investors:

HEALTHQUEST PARTNERS II, L.P.

By: Healthquest Venture Management II, L.L.C., its General Partner

By:	/s/ Garheng Kong
Name: Garheng Kong
Title: Managing Partner

APERTURE VENTURE PARTNERS II, L.P.

By: Aperture Venture II Management, LLC, its General Partner

By:	/s/ Anthony Natale
Name: Anthony Natale
Title: Managing Member

APERTURE VENTURE PARTNERS II-A, L.P.

By: Aperture Venture II Management, LLC, its General Partner

By:	/s/ Anthony Natale
Name: Anthony Natale
Title: Managing Member

APERTURE VENTURE PARTNERS II-B, L.P.

By: Aperture Venture II Management, LLC, its General Partner

By:	/s/ Anthony Natale
Name: Anthony Natale
Title: Managing Member

APERTURE VENTURE PARTNERS III, L.P.

By: Aperture Venture II Management, LLC, its General Partner

By:	/s/ Anthony Natale
Name: Anthony Natale
Title: Managing Member

[Signature Page to Registration Rights Agreement]

EW HEALTHCARE PARTNERS, L.P.

By:	Essex Woodlands Fund IX-GP, its General Partner

By:	Essex Woodlands IX, LLC, its General Partner

By:	/s/ Scott Barry
Name: R. Scott Barry
Title: Authorized Signatory

EW HEALTHCARE PARTNERS-A, L.P.

By:	Essex Woodlands Fund IX-GP, its General Partner

By:	Essex Woodlands IX, LLC, its General Partner

By:	/s/ Scott Barry
Name: R. Scott Barry
Title: Authorized Signatory

SC Venus Opportunities Limited

By:	/s/ Rasheed Yar Khan
Name: Rasheed Yar Khan
Title: Director

SC Venus US Limited

By:	/s/ Rasheed Yar Khan
Name: Rasheed Yar Khan
Title: Director

SEDCO Capital Cayman Limited

By:	/s/ Samer Shaaban
Name: Samer Shaaban
Title: Director

/s/ Paul Scarafile
Paul Scarafile

/s/ Søren Maor Sinay
Søren Maor Sinay

[Signature Page to Registration Rights Agreement]

/s/ Domenic Della Penna
Domenic Della Penna

/s/ Peter Giannoulis
Peter Giannoulis

/s/ Paul Scarafile
Paul Scarafile

/s/ Bill Kelley
Bill Kelley

/s/ David Walden
David Walden

/s/ Jim Wolch
Jim Wolch

/s/ Omri Kesler
Omri Kesler

/s/ Heinz Prachter
Heinz Prachter

/s/ Vincent Primucci
Vincent Primucci

/s/ Boris Vaynberg
Boris Vaynberg

/s/ Melissa Kang
Melissa Kang

/s/ Sean Carr
Sean Carr

[Signature Page to Registration Rights Agreement]

L. AND C. WOSCOFF TRUST

/s/ Leonardo Woscoff
By: Leonardo Woscoff
Title: Trustee

/s/ Neil Sadick
Neil Sadick

/s/ Suleima Ribeiro De Arruda
Suleima Riberro De Arruda

/s/ Mohit Desai
Mohit Desai

/s/ James Cottone
James Cottone

[Signature Page to Registration Rights Agreement]